Household Consumer Loan Trust, Series 1997-2 Deposit Trust Calculations
Previous Due Period Ending					Nov 30, 2000
Current Due Period Ending					Dec 31, 2000
Prior Distribution Date					Dec 14, 2000
Distribution Date					Jan 12, 2001

Beginning Trust Principal Receivables					3,586,290,115.44
Average Principal Receivables					3,586,079,574.05
FC&A Collections (Includes Recoveries)					56,196,179.02
Principal Collections					90,332,957.11
Additional Balances					44,462,436.91
Net Principal Collections					45,870,520.20
Defaulted Amount					22,674,778.89
Miscellaneous Payments					0.00
Principal Recoveries					0.00

Beginning Participation Invested Amount					466,520,875.20
Beginning Participation Unpaid Principal Balance					466,520,875.19
Ending Participation Invested Amount					456,257,415.95
Ending Participation Unpaid Principal Balance					456,257,415.94

Accelerated Amortization Date					Oct 31, 2002
Is it the Accelerated Amortization Period? 0=No					0

OC Balance as % of Ending Participation Invested Amount (3 month average)					8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=NO, 1=YES					0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation					466,520,875.20
Numerator for Fixed Allocation					477,015,209.82
Denominator - Max(Sum of Numerators, Principal Receivables)					3,586,079,574.05
Applicable Allocation Percentage					13.0092%
Investor FC&A Collections					7,310,682.90

Series Participation Interest Default Amount
Numerator for Floating Allocation					466,520,875.20
Denominator - Max(Sum of Numerators, Principal Receivables)					3,586,079,574.05
Floating Allocation Percentage					13.0092%
Series Participation Interest Default Amount					2,949,811.20

Principal Allocation Components
Numerator for Floating Allocation					466,520,875.20
Numerator for Fixed Allocation					477,015,209.82
Denominator - Max(Sum of Numerators, Principal Receivables)					3,586,079,574.05

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]					8.0000%
(b) Prime Rate minus 1.50%					8.0000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount					7.3667%
(d) Series Participation Interest Unpaid Principal Balance					466,520,875.19
(e) Actual days in the Interest Period					29
Series Participation Monthly Interest, [a*d*e]					3,006,467.86

Series Participation Interest Interest Shortfall					0.00
Previous Series Participation Interest Interest Shortfall					0.00

Additional Interest					0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]					10,263,459.25

(a) Investor Principal Collections, [Max(b,h) or e]					7,313,648.05
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]					5,967,395.53
(c) Floating Allocation Percentage					13.0092%
(d) Net Principal Collections					45,870,520.20
(e) after Accelerated Amort Date or Early Amort Period, [f*g]					12,015,961.61
(f) Fixed Allocation Percentage					13.3019%
(g) Collections of Principal					90,332,957.11

(h) Minimum Principal Amount, [Min(i,l)]					7,313,648.05
(i) Floating Allocation Percentage of Principal Collections					11,751,610.45
(j) 2.5% or 2.2% of the Series Participation Interest Invested Amount					10,263,459.25
(k) Series Participation Interest Net Default Payment Amount					2,949,811.20
(l) the excess of (j) over (k)					7,313,648.05

(m) Series Participation Interest Net Default Payment Amount					2,949,811.20

(n) Optional Repurchase Amount (principal only) at Sec. 9					0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]					7,310,682.90
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]					0.00
plus any unpaid Series Servicing Fee of other than HFC					0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]					3,006,467.86
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]					0.00
Additional Interest [Sec. 4.11(a)(ii)]					0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]					2,949,811.20
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]					0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]					777,534.79
Excess [Sec. 4.11(a)(vi)]					576,869.05

Series Participation Investor Charge Off [Sec. 4.12(a)]					0.00

Seller's Interest					1,288,408,692.50

Series 1997-2 Owner Trust Calculations
Due Period					December 2000
Payment Date					Jan 16, 2001

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections					10,263,459.25
(b) Series Participation Interest Charge Offs					0.00
(c) Lesser of Excess Interest and Carryover Charge offs					0.00

Accelerated Principal Payment					97,191.85

Series Participation Interest Monthly Interest					3,006,467.86

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)					1,485,125.58
Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)					298,666.67
Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)					404,258.86
Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)					259,427.08
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)					223,805.61

Principal up to Optimum Monthly Principal Balance
Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)					5,237,620.64
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)					0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)					2,463,230.22
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)					872,394.04

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)					0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)					718,442.14
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)					971,772.21

Principal up to Accelerated Principal Payment Amout
Pay Class A-1 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)					0.00
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)					0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(c)					0.00
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(d)					0.00
Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)					97,191.85
Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)					0.00
Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)					0.00
Pay Class B to zero- Sec. 3.05(a)(v)(h)					0.00

Principal up to Optimal Monthly Principal
Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)					0.00
Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)					0.00
Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)					0.00
Pay Class B to zero- Sec. 3.05(a)(vi)(d)					0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(e)					0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(f)					0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)					237,992.21

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)					971,772.21
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)					0.00

To Designated Certificate Holder up to total Accelerated Principal Payments					97,191.85
To Designated Certificate Holder up to Holdback Amount					874,580.36
To HCLC any remaining amounts					0.00

Principal paid to the Designated Certificate					7,184.42

Household Consumer Loan Trust, 1997-2
Series 1997-2 Owner Trust Calculations
Due Period Ending	Dec 31, 2000
Payment Date	Jan 16, 2001

Calculation of Interest Expense

Index (LIBOR)	6.710000%
Accrual end date, accrual beginning date and days in Interest Period	Jan 16, 2001	Dec 15, 2000	32
	Class A-1	Class A-2	Class A-3	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	242,491,477	48,000,000	63,965,010	39,654,274	32,656,461	39,753,653
Previously unpaid interest/yield	0.00	0.00	0.00	0.00	0.00
Spread to index	0.18%	0.29%	0.40%	0.65%	1.00%
Rate (capped at 12.5%, 14%, 14%, 14%, 15%)	6.890000%	7.000000%	7.110000%	7.360000%	7.710000%
Interest/Yield Payable on the Principal Balance	1,485,126	298,667	404,259	259,427	223,806
Interest on previously unpaid interest/yield	0	0	0	0	0
Interest/Yield Due	1,485,126	298,667	404,259	259,427	223,806
Interest/Yield Paid	1,485,126	298,667	404,259	259,427	223,806

Summary

Beginning Security Balance	242,491,477	48,000,000	63,965,010	39,654,274	32,656,461	39,753,653
Beginning Adjusted Balance	242,491,477	48,000,000	63,965,010	39,654,274	32,656,461
Principal Paid	5,334,812	0	2,463,230	872,394	718,442	971,772
Ending Security Balance	237,156,664	48,000,000	61,501,780	38,781,880	31,938,019	38,879,072
Ending Adjusted Balance	237,156,664	48,000,000	61,501,780	38,781,880	31,938,019
Ending Certificate Balance as % Participation Interest Invested Amount					0
Targeted Balance	237,253,856	50,188,316	61,501,780	38,781,880	31,938,019
Minimum Adjusted Balance		16,000,000	30,000,000	19,000,000	14,000,000	17,000,000
Certificate Minimum Balance					4,608,656
Ending OC Amount as Holdback Amount						21,297,862
Ending OC Amount as Accelerated Prin Pmts						17,581,210

Beginning Net Charge offs	0	0	0	0	0	0
Reversals	0	0	0	0	0	0
Charge offs	0	0	0	0	0	0
Ending Net Charge Offs	0	0	0	0	0	0

Interest/Yield Paid per $1000	$1.6284272	$6.2222223	$4.4917651	$4.5513523	$5.3287050
Principal Paid per $1000	$5.8495751	$0.0000000	$27.3692247	$15.3051586	$17.1057652